Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report of Atmos Energy Corporation (the “Company”) on Form 10-Q for the third quarter of the fiscal year ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kim R. Cocklin, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 4, 2011

/s/ KIM R. COCKLIN
Kim R. Cocklin
President and Chief
Executive Officer
A signed original of this written statement has been provided to Atmos Energy Corporation and will be retained by Atmos Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report of Atmos Energy Corporation (the “Company”) on Form 10-Q for the third quarter of the fiscal year ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fred E. Meisenheimer, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 4, 2011

/s/ FRED E. MEISENHEIMER Fred E. Meisenheimer
Senior Vice President and
Chief Financial Officer
A signed original of this written statement has been provided to Atmos Energy Corporation and will be retained by Atmos Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.